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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2002



                                  SEPRACOR INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-19410                 22-2536587
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


         84 Waterford Drive
          Marlborough, MA                                           01752
-------------------------------------                          ---------------
  (Address of principal executive                                 (Zip Code)
              offices)

       Registrant's telephone number, including area code: (508) 481-6700

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On December 19, 2002, Sepracor Inc., a Delaware corporation (the "Company"), announced that after recent discussions with the U.S. Food and Drug Administration the Company intends to submit its New Drug Application ("NDA") for ESTORRA(TM) brand eszopiclone for the treatment of transient and chronic insomnia by mid-February 2003.

         A copy of the press release relating to such announcement is attached to this Current Report on Form 8-K as Exhibit 99.1.

         A purported class action lawsuit has been brought against the Company and certain of its current and former officers in the United States District Court for the District of Massachusetts. The plaintiff claims to represent all purchasers of the Company's common stock during the period from April 14, 2000 through March 6, 2002 and seeks unspecified damages on their behalf. The plaintiff alleges that the defendants misled the purchasers of the Company's common stock concerning prospects for the Company's drug candidate, SOLTARA(TM). A complaint containing substantially similar allegations was filed in November 2002 by a plaintiff claiming to represent certain of the purchasers of the Company's convertible debt securities.

         This Form 8-K contains forward-looking statements that involve risks and uncertainties, including statements with respect to the filing of the ESTORRA NDA. Among the factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: the results of clinical trials with respect to products under development; the submission, acceptance and approval of regulatory filings; the ability of the Company to retain qualified personnel; the scope of the Company's patents and the patents of others; the availability of sufficient funds to continue research and development efforts; and certain other factors that may affect future operating results and are detailed in the Company's annual report of Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         See Exhibit Index attached hereto.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 23, 2002                  SEPRACOR INC.



                                          By: /s/ Timothy J. Barberich
                                              ---------------------------------
                                              Timothy J. Barberich
                                              Chief Executive Officer


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                                  EXHIBIT INDEX


EXHIBIT  NO.      DESCRIPTION

99.1              Press Release dated December 19, 2002.